192 SA1 02/17

SUPPLEMENT DATED FEBRUARY 22, 2017

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

 OF

FRANKLIN REAL ESTATE SECURITIES TRUST

The Statement of Additional Information is amended as follows:

I.          The section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Non-Diversification” is deleted in its entirety.

II.         The first paragraph under the “Organization, Voting Rights and Principal Holders” is replaced with the following:

The Fund is a diversified series of Franklin Real Estate Securities Trust (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on September 22, 1993, and is registered with the SEC.

Please keep this supplement with your Statement of Additional Information for future reference.